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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 5, 2004
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                            The Gymboree Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                       000-21250              942615258
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(State or other jurisdiction          (Commission File        (IRS Employer
     of incorporation)                     Number)          Identification No.)

700 Airport Boulevard, Suite 200, Burlingame, CA                94010-1912
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     (650) 579-0600
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          (Former name or former address if changed since last report)

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Item 7.     Financial Statements and Exhibits

      (c)   Exhibits

      99.1  Press release of The Gymboree Corporation issued August 5, 2004.

Item 12.    Results of Operations and Financial Condition

      On August 5, 2004, The Gymboree Corporation issued a press release announcing its sales results for the four-week period ended July 31, 2004, and for the second fiscal quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   THE GYMBOREE CORPORATION


                   Date: 08/05/04                  By: /s/ Myles B. McCormick
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                                                       Myles B. McCormick
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.    Description
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   99.1        Press release of The Gymboree Corporation issued August 5, 2004


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